Timberline RESOURCES



Corporate Presentation

June 2012

www.timberline-resources.com

NYSE Amex: TLR
TSX-V: TBR

Legal Disclaimers

Timberline RESOURCES

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. These statements include but are not limited to statements regarding the Company's 50/50 joint venture with Highland Mining LLC, the development and production at the Company's Butte Highlands project and the development and production at the South Eureka Property, the targeted production date and estimated economics for the Butte Highlands project, terms, possible growth of the Company and the Company's expected operations. When used herein, the words "anticipate," "believe," "estimate," "targeted," "upcoming," "plan," "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, such factors, including risk factors, discussed in the Company's Annual Report on Form 10-K for the year ended September 30, 2011. Except as required by Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

All mineral resource estimates contained herein, including the terms "historical", "measured", "indicated" and "inferred" mineral resources, have been prepared in accordance with Canadian standards, and these standards differ significantly from the requirements of the SEC. U.S. investors are cautioned not to assume that all or any part of such mineral resources will ever be converted into SEC compliant reserves, or any part of an inferred mineral resource exists. A qualified person has not done sufficient work to classify the historical estimates as current mineral resources. The Company is not treating the historical estimates as current mineral resources and the historical estimates should not be relied upon.

The management estimates of the potential quantity and grade of the mineralization at South Eureka and Butte Highlands were determined based on drill results and geologic modeling using polygonal grade shells with a 0.01 ounce per ton cut-off at South Eureka and a 0.1 ounce per ton cut-off at Butte Highlands, and a non-statistical average grade calculation based on a weighted average grade within each polygon. The estimates are conceptual in nature, and there has been insufficient exploration drilling to define a mineral resource that may be categorized as an indicated, measured, or inferred resource. It is uncertain if further exploration will result in the target being delineated as a mineral resource as defined in NI 43-101.

Timberline Highlights

Timberline RESOURCES

- **Gold Focused Advanced-Stage Exploration & Development in Western U.S.**
  - Near-term gold production – Significant exploration upside
- **Butte Highlands Joint Venture in Montana**
  - 100% Ownership (acquisition of 50% pending)
  - Water Discharge and Hard Rock Operating Permits pending
  - 225,000 – 230,000 gold ounces drill-indicated initial production target
  - 200,000 – 290,000 gold ounces – potential expansion of initial production target
  - Currently in development with gold production targeted in mid-2013
- **Flagship Exploration Property Advancing Toward Production Decision**
  - Lookout Mountain Project within South Eureka Property in Nevada
    - NI 43-101 Gold Resource: 390,000 ounces M&I, and 221,000 ounces Inferred
    - Additional historic resource(1): 50,000 ounces of gold
- **Dual Listing – NYSE Amex: TLR and TSX-V: TBR**
- **Attractive Capital Structure and Excellent Liquidity**
- **Incorporated in Delaware; Headquarters in Idaho**

(1)Rocky Canyon-1,400,000 tons @ 0.025 opt (0.9 g/t) gold by Alta Gold, 1998; and South Adit / Pinnacle Peak-1,814,000 tons @ 0.033 opt (1.1 g/t) gold by Amselco, 1985 and Jonson, 1991

Management

Timberline RESOURCES



Paul Dircksen, Executive Chairman, President, CEO

- Over 35 years in precious metals exploration, development, and mining
- Team member on 7 gold discoveries/acquisitions leading to production
- Senior management positions with Brett Resources, Bravo Venture Group, Orvana Minerals, Lacana Gold, and the Cordex Syndicate



Randy Hardy, CFO

- Over 20 years of experience in precious metals exploration, mining, and manufacturing
- Successfully expanded the largest private precious metals mint in the United States
- Senior management positions with HuntMountain Resources, Sunshine Minting, and Sunshine Mining and Refining Company

Board of Directors

Timberline RESOURCES



Paul Dircksen – Chairman



Ron Guill – Over 27 years as founder, owner, and general manager of Small Mine Development ("SMD"), underground mine contractor throughout western United States



Randy Hardy – Director



Robert Martinez – Metallurgical engineer with over 35 years experience in mining project development and management. Senior positions with Metallica Resources Inc., Zacoro Metals, Amselco, and Coeur d'Alene Mines



James H. Moore – Over 30 years experience of financial management in mining, and CFO of Mines Management Inc. Senior positions with Idaho General Mining, RAHCO International Inc., Barrick Gold, and Mobile Oil Energy



Troy J. Fierro – Mining engineer with over 25 years of global industry mining and exploration operating experience with Fronteer Development, Metallica, and Coeur d'Alene Mines



Vance Thornsberry – Geologist with over 35 years in mining and exploration. Currently VP Exploration at Calico Resources. Senior positions with Northland Resources and Inspiration Development Company. Consulted with Beartooth Mining, Romarco Minerals and Thunder Mountain

Capital Structure / Market Info

Timberline RESOURCES

Capital Structure As of May 1, 2012	Average Price (US$)	Common Shares
Common Shares		62.3 M
Total Options	$0.92	6.7 M
Fully Diluted		**69.0 M**

Market and Financial Information (US$ except volume)	
Recent Price	$0.40
Price Range (52 week)	$0.27 - $0.99
Average Daily Volume	95,000
Market Capitalization	$25 million
Cash & Cash Equivalents (March 31, 2012)	$5.2 million



Butte Highlands Joint Venture - Montana

- Located approximately 15 miles south of Butte, Montana in prolific gold mining region
- $24 million of completed development paid for by JV partner
- 100% Ownership
  - Pending purchase of 50% from JV partner
- Timberline acquisition of remaining 50%
  - 3.1 million common shares
  - $6 million cash (2 yrs after production)
  - 5% NSR production royalty
  - JV Partner cancels $24 million loan



N
Butte, Montana
Walkerville
Ramsay
Silver Bow
Williamsburg
Columbia Gardens
Deerlodge National Forest
Floral Park
Newcomb
Homestake
Butte Highlands Joint Venture
Johnson
Divide
5 Miles

- JV Partner retains substantial upside with significant share position and production royalty

Butte Highlands Joint Venture
Potential Quantity and Grade

Timberline RESOURCES

- Potential Quantity and Grade of Butte Highlands Mineralized Material
  - **225,000 – 230,000 gold ounces initial production target**
    - Average grade of 0.34 – 0.39 opt of gold
    - Independent QP verification currently underway
    - Approximately 5 years of estimated initial production at 400 – 500 tpd
  - **200,000 – 290,000 gold ounces additional identified geologic target potential**
    - Internal analysis of additional drill intersections and geologic projections
    - Increases estimated mine life to approximately 10 years

Cautionary Note: These management estimates of the potential quantity and grade of the mineralization at Butte Highlands were determined based on drill results and geologic modeling using polygonal grade shells with a 0.14 ounce per ton cut-off and a non-statistical average grade calculation based on a weighted average grade within each polygon. The estimates are conceptual in nature, and there has been insufficient exploration drilling to define a mineral resource that may be categorized as an indicated, measured, or inferred resource. It is uncertain if further exploration will result in the target being delineated as a mineral resource as defined in Canadian NI 43-101.

Butte Highlands Joint Venture
Development Progress

Timberline RESOURCES



- Production infrastructure complete
- Mine development in progress
- Permitted for drilling and development, surface infrastructure construction, and 10,000 ton bulk sample
- Water Discharge and Hard Rock Operating Permits expected mid-2013
- Underground drilling completed for initial mine planning
  - Drilling highlights include:
    - 3.5 ft @ 27.6 opt; 33.6 ft @ 1.65 opt; 10 ft @ 7.88 opt; 14.3 ft @ 2.37 opt
- Ore to be trucked to nearby off-site operating mill with excess capacity

Butte Highlands Joint Venture
Looking 310˚, Typical Section with Geology


SW
NE
Cpt
Cw
Cf
Cm
PeB
Cw
Ki
Cw
Cf
8100 Z
7500 Z
7400 Z
7300 Z
7000 Z
6800 Z
6700 Z
6600 Z
6300 Z
6200 Z
6100 Z

0.16 opt Natural Gold Domains

Modeled Projections of Potential Gold Mineralization

Butte Highlands Joint Venture
3D View of Deposit

Timberline RESOURCES

3D Model
Looking West



Red Category:
274,894 tons at 0.39 opt gold equals 106,675 ounces

Blue Category:
366,008 tons at 0.34 opt gold equals 123,240 ounces

Green Category :
Potential extension of mineralized lenses and future drill targets represent as much as 811,374 tons at 0.36 opt gold containing 291,283 ounces gold

Butte Highlands Joint Venture
Future Plans

- Development and Exploration
  - Continue to advance permits as required by regulators
  - NI 43-101 Preliminary Economic Analysis
  - Evaluate potential for extraction of bulk sample
  - Trade-off studies (mining methods, water treatment options, etc.)
  - Continuation of water monitoring program
  - Haulage route road modification
  - Finalization of Ore Purchase Agreement with operating mill

South Eureka Property - Nevada

- South Eureka Property – Nevada
  - South end of the prolific gold producing Battle Mountain-Eureka trend near Barrick's Ruby Hill Mine (+2 million ozs)
  - Mining-friendly jurisdiction
- District-scale land package
  - One of the largest undeveloped gold exploration properties in Nevada
  - 23 square miles (15,000 acres)
- Excellent upside potential for exploration and near-term gold production
- Features advanced-stage Lookout Mountain Project
  - Expanding NI 43-101 gold resource
  - Excellent metallurgy


N
White Rock Property
Independence Trend
Wells
Winner
ICBM Property
Battle Mtn
Carlin
Tocle Springs Property
Lovelock
Gold Bar
RENO
Fallon
Austin
Archimedes
CARSON CITY
Eureka
Ely
South Eureka Property
Tonopah
Caliente
LAS VEGAS
LEGEND
Gold Trend
Timberline
100 km
50 mi

Lookout Mountain Project

Timberline RESOURCES

- Advanced-stage project – Rapidly moving toward production decision
- NI 43-101 gold resources
  - M&I 20,765,000 tons @ 0.019 opt (0.65 g/t) gold 390,000 ounces
  - Inferred 18,385,000 tons @ 0.012 opt (0.4 g/t) gold 221,000 ounces
- Historic gold resource(1)
  - 50,000 ounces at Rocky Canyon and South Adit / Pinnacle Peak
- Amenable to low-cost, run-of-mine, heap leach processing with modest capital expense
- Aggressive exploration program planned for 2012
  - 30,000 feet of additional in-fill and step-out drilling along strike
  - Continued metallurgical and gold recovery testing
  - Geochemistry
  - Geophysics
  - Permitting activities and environmental baseline studies
  - Internal preliminary economic analysis

(1) Rocky Canyon-1,400,000 tons @ 0.025 opt (0.9 g/t) gold by Alta Gold, 1998; and South Adit / Pinnacle Peak-1,814,000 tons @ 0.033 opt (1.1 g/t) gold by Amselco, 1985 and Jonson, 1991

Lookout Mountain Drilling
2011 Drill Program

Timberline RESOURCES



Assay results pending on all holes above BHSE-104
West Extension Drilling
Southern Strike Extension Drilling
2011 Additional Resource Area
Explanation
BH MINERALS US INC.



South Adit Target Drilling
2011 Additional Resource Area
Explanation
BH MINERALS US INC.

Properties – South Eureka, Nevada
Lookout Mountain 3D View of Mineralization



Cross Section Looking South
Lookout Mountain
Gold Grade Shell
(0.003 opt cut off)
Longitudinal Section Looking West
Lookout Mountain

South Eureka Property
Exploration Potential

- Multiple exploration targets
  - Three distinct gold-bearing structural trends
  - Drill-indicated gold at several other locations from more than 500 drill holes
    - Windfall, South Ratto Ridge, Secret Canyon, Oswego, New York Canyon
  - 2012 exploration program to include field work, geochemistry, and drill testing across several known gold zones
- 200,000 – 250,000 oz. exploration target @ 0.027 opt in historic Windfall mine area
- Potential for significantly increasing gold resources property wide
- High probability of future additional discoveries
- Barrick's 2-million+ ounce Ruby Hill Gold Mine located approximately 4 miles north


Archimedes
2.0 M oz. Au
N
Eureka, NV
Paroni Pit
Windfall Pit
Rustler Pit
Lookout Pit
18 km (11 mi)

South Eureka Property
Historic Production/Drill Results and Gold Rock/Soil Anomalies



New York Canyon
imberline



imberline

South Eureka Property
Structural Trends and Gold Anomalies

Timberline RESOURCES


Timberline
South Eureka District
Explanation

200,000 – 250,000 oz. @ 0.027 opt exploration target in Windfall area

Lookout Mountain Resource
390,000 oz. M&I
221,000 oz. Inferred

Catalyst Events

Timberline RESOURCES

- Permitting and development work at Butte Highlands
  - Complete permit requirements
  - NI 43-101 resource compliance
  - Receipt of permits
  - Final development and commencement of gold production
- Exploration at South Eureka
  - Drill results from 2012 drill program at Lookout Mountain
  - Continuation of permitting activities at Lookout Mountain
  - Results of metallurgical and engineering studies at Lookout Mountain
  - Preliminary Economic Analysis
- Exploration results at White Rock, Toole Springs, & ICBM Nevada properties
- Potential for additional strategic acquisitions

Summary

Timberline RESOURCES

- Focused gold exploration and development in U.S.
- Butte Highlands – 100% ownership
  - Permitting and development
  - Gold production targeted for mid-2013
- Lookout Mountain - Nevada project with growing NI 43-101 resource
  - 390,000 ounces of gold (M&I)
  - 221,000 ounces of gold (Inferred)
  - Excellent prospects for resource expansion
  - Preliminary Economic Analysis and production decision
- South Eureka Property - Significant upside potential in Nevada's Battle Mountain-Eureka gold trend
  - 200,000+ ounce potential target at Windfall
- Experienced management and board